LIGHT REVOLUTION
                                      FUND

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2001

Dear Shareholder:

Is it too late? Is the party over? Will Lucent go out of business? How about Cisco? Will it ever get back to 80?

The arithmetic is pretty simple. There are between 250 million and 300 million people now online in a world with 6 billion inhabitants. Said another way, only five percent of the world is online. Granted, the wealthiest are there already and the poorest may not get there for another 50 to 100 years, but the Internet, in terms of market penetration, is now where the telephone was in America in 1908 when Henry Ford rolled his first Model T off of the assembly line.

Even if technology seems too risky, too hot to handle, only an ardent pessimist would deny that this is still the place to be for the next 25 to 50 years. The question is not: Should we invest in it? The question is: Which companies
should they invest in?  And when?   Indeed, the S&P 500 Index is 20 percent
technology and that slice is still the fastest growing part of the pie. Over the next five or ten years you should expect to underperform the market if you own less than that amount. And this is where large cap technology companies come in.

It is hard to tell if a company that loses money should be priced at 100 or 10; should the market cap be $50 billion or $500 milliono The moral of the story is that there are many great, profitable, leading technology companies that you can own without losing sleep. Making lasers is fine - making money is imperative.

We think that it is not too late; the party is not over. The Internet's Big Bang phase may be over, but get ready for the all-optical network with its wireless onramps. Three million new Chinese consumers are getting cellular service every month. They can't all be wrong. Lucent will probably not go out of business and they may yet be the leaders when it comes to switching data optically and even in providing services, much the same way that IBM recovered after its fall from grace ten years ago. Even if it takes 10 years for Cisco to get back to 80, that would be a 15 percent annual return. If you can do better in bonds or real estate, get some. Otherwise, continue to buy the leading companies and keep them for the long run.

Sincerely,

/s/Henry Hewitt

Henry Hewitt
President

Portfolio holdings are subject to change at any time, and should not be considered a recommendation to buy or sell any security.

                      STATEMENT OF ASSETS AND LIABILITIES
                           APRIL 30, 2001 (UNAUDITED)

ASSETS:
Investments, at value
  (cost of $9,499,300)                                             $7,629,634
Dividends and interest receivable                                       3,365
Receivable from Adviser                                                 8,230
Other assets                                                            8,019
                                                                   ----------
     Total assets                                                   7,649,248
                                                                   ----------

LIABILITIES:
Payable to Distributor                                                  2,299
Accrued expenses and other liabilities                                 37,110
                                                                   ----------
     Total liabilities                                                 39,409
                                                                   ----------

NET ASSETS                                                         $7,609,839
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $9,726,382
Accumulated undistributed net investment loss                         (50,522)
Accumulated net realized loss on investments                         (196,355)
Net unrealized depreciation of investments                         (1,869,666)
                                                                   ----------
NET ASSETS                                                         $7,609,839
                                                                   ----------
                                                                   ----------

Shares issued and outstanding (Five hundred
  million shares of $0.0001 par value authorized)                     635,174

NET ASSET VALUE ON REDEMPTION:
Price per share                                                    $    11.98
                                                                   ----------
                                                                   ----------
Maximum offering price per share                                   $    12.58
                                                                   ----------
                                                                   ----------

                     See notes to the financial statements.

                            STATEMENT OF OPERATIONS
              FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $668)                 $    15,672
Interest                                                               11,891
                                                                  -----------
     Total investment income                                           27,563
                                                                  -----------

EXPENSES:
Investment advisory fees                                               39,042
Administrative fees                                                    19,910
Transfer agent fees and expenses                                       18,462
Professional fees                                                      13,756
Fund accounting fees                                                   12,127
Distribution fees (12b-1)                                               9,761
Registration and filing fees                                            5,430
Directors' fees and expenses                                            3,620
Custody fees and expenses                                               1,810
Shareholder reports                                                     4,525
                                                                  -----------
     Total expenses before reimbursement from Adviser                 128,443
     Expense reimbursement from Adviser                               (50,358)
                                                                  -----------
Net expenses                                                           78,085
                                                                  -----------
NET INVESTMENT LOSS                                                   (50,522)
                                                                  -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized loss on investments                                      (86,076)
Net change in unrealized depreciation of investments               (1,673,374)
                                                                  -----------
NET LOSS ON INVESTMENTS                                            (1,759,450)
                                                                  -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(1,809,972)
                                                                  -----------
                                                                  -----------

                     See notes to the financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                          SIX MONTHS ENDED
                                           APRIL 30, 2001        YEAR ENDED
                                            (UNAUDITED)       OCTOBER 31, 2000
                                         -----------------    ----------------
OPERATIONS:
Net investment loss                          $  (50,522)         $  (35,208)
Net realized gain (loss) on investments         (86,076)            100,050
Net change in unrealized appreciation
  (depreciation) of investments              (1,673,374)           (350,975)
                                             ----------          ----------
     Net decrease in net assets
       resulting from operations             (1,809,972)           (286,133)
                                             ----------          ----------

DISTRIBUTIONS:
Capital gain distributions                     (175,121)                 --
                                             ----------          ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                     1,373,734           8,026,136
Dividend reinvestments                          172,823                  --
Cost of shares redeemed                      (1,112,619)            (27,448)
                                             ----------          ----------
     Net increase in net assets from
       capital share transactions               433,938           7,998,688
                                             ----------          ----------

TOTAL INCREASE (DECREASE) IN NET ASSETS      (1,551,155)          7,712,555

NET ASSETS:
Beginning of period                           9,160,994           1,448,439
                                             ----------          ----------
End of period*<F1>                           $7,609,839          $9,160,994
                                             ----------          ----------
                                             ----------          ----------

CHANGES IN SHARES OUTSTANDING:
Shares sold                                     111,401             475,149
Shares reinvested                                13,749                  --
Shares redeemed                                 (90,566)             (1,707)
                                             ----------          ----------
NET INCREASE IN SHARES OUTSTANDING               34,584             473,442
                                             ----------          ----------
                                             ----------          ----------

*<F1> Including undistributed income (loss) of $(50,522) and $0, respectively.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
             SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING
                             THROUGHOUT THE PERIOD

                                                              SIX MONTHS ENDED                      JUNE 29, 1999(1)<F2>
                                                               APRIL 30, 2001        YEAR ENDED              TO
                                                                (UNAUDITED)       OCTOBER 31, 2000    OCTOBER 31, 1999
                                                              ----------------    ----------------    ----------------
NET ASSET VALUE --
  BEGINNING OF PERIOD                                              $15.25              $11.39              $10.00
                                                                   ------              ------              ------

INCOME FROM
  INVESTMENT OPERATIONS:
Net investment loss                                                 (0.08)              (0.06)              (0.04)
Net realized and unrealized
  gain (loss) on investments(2)<F3>                                 (2.89)               3.92                1.43
                                                                   ------              ------              ------
       Total from investment operations                             (2.97)               3.86                1.39
                                                                   ------              ------              ------

LESS DISTRIBUTIONS:
Distribution of net capital gains                                   (0.30)                 --                  --
                                                                   ------              ------              ------

NET ASSET VALUE -- END OF PERIOD                                   $11.98              $15.25              $11.39
                                                                   ------              ------              ------
                                                                   ------              ------              ------

TOTAL RETURN(3)<F4>                                               (19.63%)(4)<F5>      33.89%              13.90%(4)<F5>

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                              $7,610              $9,161              $1,448
Ratio of expenses to average net assets:
    Before expense reimbursement                                    3.29%(5)<F6>        5.21%              20.74%(5)<F6>
    After expense reimbursement                                     2.00%(5)<F6>        2.00%               2.00%(5)<F6>
Ratio of net investment loss to
  average net assets:
    Before expense reimbursement                                   (2.58%)(5)<F6>      (3.99%)            (19.85%)(5)<F6>
    After expense reimbursement                                    (1.29%)(5)<F6>      (0.78%)             (1.11%)(5)<F6>
Portfolio turnover rate                                             9.29%              17.49%               0.00%

(1)<F2>   Commencement of operations
(2)<F3> The amounts shown may not correlate with aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.
(3)<F4> The total return calculation does not reflect the maximum sales charge of 4.75%.
(4)<F5>   Not annualized
(5)<F6>   Annualized

                     See notes to the financial statements.

                            SCHEDULE OF INVESTMENTS
                           APRIL 30, 2001 (UNAUDITED)

COMMON STOCKS -- 98.3%                              SHARES              VALUE
----------------------                              ------              -----

BUSINESS SERVICES -- 3.3%
Symantec Corporation*<F7>                            3,900         $  252,759
                                                                   ----------

COMPUTER HARDWARE & ELECTRONICS -- 19.7%
Apple Computer, Inc.*<F7>                            9,538            243,124
Compaq Computer Corporation                          8,599            150,482
Corning Incorporated                                 2,145             47,126
Dell Computer Corporation*<F7>                       7,097            186,225
EMC Corporation*<F7>                                 2,200             87,120
Hewlett-Packard Company                              4,430            125,945
International Business Machines Corporation          1,568            180,540
Koninklijke (Royal) Philips Electronics N.V.         3,973            122,368
Lexmark International Group, Inc. -- Class A*<F7>    3,450            211,933
Sony Corporation ADR                                 1,884            144,409
                                                                   ----------
                                                                    1,499,272
                                                                   ----------

E-COMMERCE -- 6.3%
The Charles Schwab Corporation                       4,733             93,713
Enron Corporation                                    1,720            107,878
Knight Trading Group, Inc.*<F7>                      8,000            148,000
Wells Fargo & Company                                2,653            124,611
                                                                   ----------
                                                                      474,202
                                                                   ----------

ENTERTAINMENT & MEDIA -- 7.2%
The Walt Disney Company                              4,676            141,449
The News Corporation Limited ADR                     4,160            159,744
Reuters Group PLC ADR                                1,271            114,504
Viacom Inc. -- Class B*<F7>                          2,574            134,002
                                                                   ----------
                                                                      549,699
                                                                   ----------

IMAGING & GRAPHICS -- 7.4%
Adobe Systems Incorporated                           2,196             98,644
Canon, Inc. ADR                                      4,129            164,954
Eastman Kodak Company                                3,616            157,296
Fuji Photo Film Co., Ltd. ADR                        3,497            143,027
                                                                   ----------
                                                                      563,921
                                                                   ----------

INTEGRATED CIRCUITS & SEMICONDUCTORS -- 17.3%
Analog Devices, Inc.*<F7>                            2,661            125,892
Applied Materials, Inc.*<F7>                         3,444            188,042
Broadcom Corporation -- Class A*<F7>                 1,311             54,485
Intel Corporation                                    4,349            134,428
KLA-Tencor Corporation*<F7>                          4,398            241,714
Maxim Integrated Products, Inc.*<F7>                 2,613            132,871
Micron Technology, Inc.                              3,794            172,172
Texas Instruments Incorporated                       2,978            115,249
Xilinx, Inc.*<F7>                                    3,208            152,284
                                                                   ----------
                                                                    1,317,137
                                                                   ----------

INTERNET -- 4.8%
America Online, Inc.*<F7>                            4,477            226,088
Cisco Systems, Inc.*<F7>                             3,298             56,000
Sun Microsystems, Inc.*<F7>                          4,882             83,580
                                                                   ----------
                                                                      365,668
                                                                   ----------

SOFTWARE -- 9.3%
Intuit Inc.*<F7>                                     3,007             96,344
Microsoft Corporation*<F7>                           2,894            196,069
Oracle Corporation*<F7>                              4,458             72,041
SAP AG ADR                                           4,070            164,021
Synopsys, Inc.*<F7>                                  3,125            179,469
                                                                   ----------
                                                                      707,944
                                                                   ----------

SPIN-OFFS -- 1.6%
Agilent Technologies, Inc.*<F7>                      2,457             95,848
Palm, Inc.*<F7>                                      3,059             24,503
                                                                   ----------
                                                                      120,351
                                                                   ----------

TELECOMMUNICATIONS -- 14.6%
AT&T Wireless  Group*<F7>                            6,032            121,243
Lucent Technologies Inc.                             7,950             79,579
Nortel Networks Corporation                          3,844             58,813
Qwest Communications International Inc.*<F7>         3,574            146,177
Sprint Corp. (PCS Group)*<F7>                        5,247            134,481
Symbol Technologies, Inc.                            6,310            198,765
Tellabs, Inc.*<F7>                                   2,178             76,470
Verizon Communications, Inc.                         2,510            138,226
WorldCom, Inc.*<F7>                                  8,582            156,622
                                                                   ----------
                                                                    1,110,376
                                                                   ----------

WIRELESS TELECOMMUNICATIONS -- 6.8%
General Motors Corporation -- Class H                6,045            128,456
Motorola, Inc.                                       7,132            110,903
Nokia Corporation Oyj ADR                            3,084            105,442
QUALCOMM Inc.*<F7>                                   1,668             95,676
Telefonaktiebolaget LM Ericsson AB ADR              11,935             76,742
                                                                   ----------
                                                                      517,219
                                                                   ----------
TOTAL COMMON STOCK
  (cost $9,348,214)                                                 7,478,548
                                                                   ----------

SHORT-TERM INVESTMENTS -- 2.0%                PRINCIPAL AMOUNT
------------------------------                ----------------
VARIABLE RATE DEMAND NOTES -- 2.0%
Wisconsin Electric Power Company                  $151,086            151,086
                                                                   ----------

TOTAL SHORT-TERM INVESTMENTS
  (cost $151,086)                                                     151,086
                                                                   ----------

TOTAL INVESTMENTS -- 100.3%
  (cost $9,499,300)                                                 7,629,634

Liabilities in excess of other assets -- (0.3%)                       (19,795)
                                                                   ----------

Total net assets -- 100.0%                                         $7,609,839
                                                                   ----------
                                                                   ----------

*<F7>  Non-income producing
ADR - American Depository Receipt

                     See notes to the financial statements.

                       NOTES TO THE FINANCIAL STATEMENTS
                           APRIL 30, 2001 (UNAUDITED)

1.   ORGANIZATION

The Light Revolution Fund, Inc. (the "Corporation") was organized as a Maryland corporation on October 21, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The series presently authorized is the Light Revolution Fund (the "Fund"). Pursuant to the 1940 Act, the Fund is a "diversified" series of the Corporation and has an investment objective of capital appreciation. The Fund commenced operations on June 29, 1999. Shares of the Fund are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. The maximum sales charge is 4.75% of the offering price.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

USE OF ESTIMATES
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATION
--------------------

Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price during regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the average of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by a pricing service. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------

Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

FEDERAL INCOME TAXES
--------------------

The Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, a provision for federal income taxes or excise taxes has not been made.

FOREIGN SECURITIES
------------------

The Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and the U.S. Government.

FOREIGN CURRENCY TRANSLATION
----------------------------

Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

OTHER
-----

Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.   INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended April 30, 2001, were as follows:

                                   PURCHASES             SALES
                                   ---------             -----
         U.S. Government           $        -           $      -
         Other                     $1,592,899           $697,015

At April 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

         Appreciation                       $   726,304
         (Depreciation)                      (2,595,970)
                                            -----------
         Net depreciation of investments    $(1,869,666)
                                            -----------
                                            -----------

At April 30, 2001, the cost of investments is identical for federal income and financial reporting purposes.

4.   AGREEMENTS

The Corporation has entered into an Investment Advisory Agreement with Light Index Investment Company (the "Investment Adviser"). Pursuant to its advisory agreement with the Corporation, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

Until March 31, 2002, the Investment Adviser has agreed to voluntarily waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 2.00% of the average net assets of the Fund, computed on a daily basis. Accordingly, for the six months ended April 30, 2001, the Investment Adviser waived advisory fees and reimbursed other Fund expenses in the amount of $50,358. After March 31, 2002, the Investment Adviser may terminate or revise the total annual operating expense limitations at any time. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 2.00%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

            YEAR OF EXPIRATION         RECOVERABLE AMOUNT
            ------------------         ------------------
            10/31/02                              172,886
            10/31/03                              145,926

Quasar Distributors, LLC (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Fund to pay the Distributor (and others that have entered into related agreements under the 12b-1 Plan) a distribution fee at an annual rate of up to 0.25% of the average daily net assets of the Fund. Payments under the 12b-1 Plan are used to reimburse the recipient for services provided and expenses incurred in connection with the sale of the Fund's shares. Prior to December 31, 2000, Provident Distributors, Inc. served as distributor of the Fund.

Shares of the Light Revolution Fund are distributed by an independent third party, Quasar Distributors, LLC. This report has been prepared for the general information of Light Revolution Fund shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund's prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. Please read the prospectus carefully before investing or sending money.

                                LIGHT REVOLUTION
                                      FUND

                                  704 Court A
                           Tacoma, Washington  98402
                             Fund:  1.888.463.3957
                         Fund Adviser:  1.888.544.4889